Exhibit 10.1

CONSENT AGREEMENT

THIS CONSENT AGREEMENT (this “Agreement”) dated as of May 9, 2006 is entered into by and among GLOBAL IMAGING SYSTEMS, INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company listed on the signature pages hereto (together with the Company, the “Borrowers”), certain of the Lenders party to the Credit Agreement referred to below (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

Statement of Purpose

Pursuant to the Second Amended and Restated Credit Agreement dated as of June 25, 2003 by and among the Borrowers, the Lenders, the Administrative Agent, General Electric Capital Corporation, as Syndication Agent, and SunTrust Bank, as Documentation Agent (as amended by the First Amendment to Credit Agreement dated as of December 10, 2003, as amended by the Second Amendment to Credit Agreement dated as of May 10, 2004, as amended by the Third Amendment to Credit Agreement dated as of March 11, 2005, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders agreed to extend certain credit facilities to the Borrowers pursuant to the terms thereof.

The Company has notified the Administrative Agent and the Lenders that it desires to convert the Convertible Subordinated Notes to common stock of the Company, as permitted pursuant to Section 11.11 of the Credit Agreement. In connection with such conversion, the Company desires to have the ability to redeem the Convertible Subordinated Notes of any holder which does not elect to convert its Convertible Subordinated Notes to common stock of the Company at the redemption price established by the Convertible Subordinated Notes or otherwise in accordance with the terms thereof (the “Convertible Subordinated Note Redemption”). The Convertible Subordinated Note Redemption is not expressly permitted by the terms of Section 11.11 of the Credit Agreement and the Company has requested that the Required Lenders consent to the Convertible Subordinated Note Redemption. Subject to the terms and conditions set forth herein, the Required Lenders are willing to consent to the Convertible Subordinated Note Redemption.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

Section 1. Definitions. All capitalized terms used and not defined herein (including the Statement of Purpose) shall have the meanings given thereto in the Credit Agreement.

Section 2. Consent. The Required Lenders hereby consent to the Convertible Subordinated Note Redemption.

Section 3. Conditions of Effectiveness. This Agreement shall be effective on the date that the Administrative Agent shall have received counterparts of this Agreement fully executed by the Borrowers and the Required Lenders.

Section 4. Limited Effect. Except as expressly provided herein, the Credit Agreement and the Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as supplemented hereby.

Section 5. Representations and Warranties/No Default. By its execution hereof, each Borrower hereby certifies (a) that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date, which representations and warranties shall have been true and correct as of such specific dates), (b) that the execution, delivery and performance of this Agreement have been authorized by all requisite action on the part of the each Borrower and (c) that as of the date hereof and after given effect to this Agreement, no Default or Event of Default has occurred and is continuing.

Section 6. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

Section 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law provisions thereof.

Section 8. Counterparts. This Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

Section 9. Fax Transmission. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

GLOBAL IMAGING SYSTEMS, INC.

By:
Name:	Raymond Schilling
Title:	Executive Vice President and Chief Financial Officer

GLOBAL OPERATIONS TEXAS, L.P.

By:	Global Imaging Systems, Inc.
Its:	General Partner

By:
Name:	Raymond Schilling
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued on the Following Page]

BORROWERS:

GLOBAL IMAGING OPERATIONS, LLC
GLOBAL IMAGING FINANCE COMPANY, LLC
AMERICAN PHOTOCOPY EQUIPMENT COMPANY OF PITTSBURGH, LLC
BERNEY OFFICE SOLUTIONS, LLC
BUSINESS EQUIPMENT UNLIMITED
CAMERON OFFICE PRODUCTS, LLC
CONNECTICUT BUSINESS SYSTEMS, LLC
CONWAY OFFICE PRODUCTS, LLC
COPY SERVICE AND SUPPLY, INC.
DUPLICATING SPECIALTIES, INC.
EASTERN COPY PRODUCTS, LLC
ELECTRONIC SYSTEMS, INC.
QUALITY BUSINESS SYSTEMS, INC.
SOUTHERN BUSINESS COMMUNICATIONS, INC.
CARR BUSINESS SYSTEMS. INC.
CAPITOL OFFICE SOLUTIONS, LLC
DISTINCTIVE BUSINESS PRODUCTS, INC.
LEWAN & ASSOCIATES, INC. PROVIEW, INC.
CENTRE BUSINESS PRODUCTS, INC.
DANIEL COMMUNICATIONS, INC.
STEWART BUSINESS SYSTEMS, LLC
PACIFIC OFFICE SOLUTIONS, INC.
AVPRESENTATIONS, INC.
N&L ENTERPRISES, LLC
NORTHEAST COPIER SYSTEMS, LLC
ARIZONA OFFICE TECHNOLOGIES, INC.
COMMERCIAL EQUIPMENT COMPANY
LOUIS E. MARINO, SR., INCORPORATED
IMAGINE TECHNOLOGY GROUP, INC.
MWB COPY PRODUCTS, INC.
LUCAS BUSINESS SYSTEMS, INC.
IMAGE TECHNOLOGY SPECIALISTS, INC.
XEROGRAPHIC SOLUTIONS, INC.
as Borrowers

By:
Name:	Raymond Schilling
Title:	See Attached Annex B

[Signatures Continued on the Following Page]

ADMINISTRATIVE AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Lender

By:
	Name:	Mark B. Felker
	Title:	Managing Director

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